Manpower Inc.
2005 4
th
Quarter Results
January 27, 2006
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Forward-looking statements can be identified by words such as “expect,” “plan,”
“may,” “will,” and similar expressions. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated December 31, 2004, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.
Forward Looking Statement:
Exhibit 99.2

47% CC
Consolidated Financial Highlights
Consolidated Financial Highlights
Revenue
$4.1B
Gross Margin
18.7%
Operating Profit
$132M
OP Margin
3.2%
EPS
$ 1.01
1%
8% CC
10 bps
30 bps
38%
13%
21% CC
Throughout this presentation, the difference between reported variances and Constant
Currency (CC) variances represents the impact of currency on our financial results.
Constant Currency is further explained on our Web site.
Q4 Highlights

Consolidated Financial Highlights
Consolidated Financial Highlights
Gross Profit Margin Change
18.69%
18.76%
16%
17%
18%
19%
Q4 2004 EMEA Staffing Non-recurring
Items
Permanent
Recruitment
Mix - Right Q4 2005
- 0.11%
+ 0.15%
- 0.34%
+ 0.23%

Q4 Financial Highlights
3%
OUP Margin
4.3%
110 bps
Revenue
$534M
OUP
$23M
United States Segment
United States Segment
38%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance.  OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

5 Q4 Financial Highlights 2% 7% CC OUP Margin 3.4% 50 bps Revenue $1.4B OUP $47M France Segment France Segment 14% 6% CC

6 Q4 Financial Highlights 2% 11% CC OUP Margin 3.7% 80 bps Revenue $1.5B OUP $54M EMEA Segment EMEA Segment 30% 43% CC

21%
5%
16%
8%
6%
-13%
10%
16%
-7%
17%
26%
15%
10%
5%
-2%
1%
Other
Holland
Spain
Germany
Elan
Italy
UK - Manpower
Nordics
Revenue Growth - CC Revenue Growth
18%
17%
16%
12%
8%
7%
6%
16%
% of Segment
Revenue
Q4 Revenue Growth YoY
EMEA Segment
EMEA Segment

8 Q4 Financial Highlights 7% OUP Margin 4.6% 820 bps Revenue $96M OUP $4M Jefferson Wells Segment Jefferson Wells Segment 66%

9 Q4 Financial Highlights 9% 5% CC OUP Margin 3.4% 380 bps Revenue $97M OUP $3M Right Management Segment Right Management Segment N/A

10 Q4 Financial Highlights 9% 12% CC OUP Margin 3.6% 150 bps Revenue $547M OUP $19M Other Operations Segment Other Operations Segment 87% 91% CC

29%
-5%
32%
-4%
6%
25%
-3%
26%
Other
Australia/NZ
Mexico
Japan
32%
Revenue Growth - CC Revenue Growth
37%
16%
15%
Other Operations Segment
Other Operations Segment
% of Segment
Revenue
Q4 Revenue Growth YoY

12 Financial Highlights Financial Highlights

45%
39%
29%
22%
26%
26%
27%
0%
10%
20%
30%
40%
50%
60%
2002 2003 2004 Q1 Q2 Q3 Q4
2005
538
416
370
231
391
324
280
735
627
754
756
902
842
822
0
200
400
600
800
1,000
2002 2003 2004 Q1 Q2 Q3 Q4
2005
Total Debt
$ in millions
Net Debt
Total Debt
Total Debt to Total Capitalization
Percent
Balance Sheet Highlights
Balance Sheet Highlights

(in millions)
2005 2004
Cash from Operations 273 $       187 $
Capital Expenditures (78) (68)
Free Cash Flow 195 119
Share Repurchases * (218)
-
Change in Debt (37) 6
Other
(17) (19)
Change in Cash
(77) $    106 $
Cash Flow Summary –
Cash Flow Summary –
Full Year
Full Year
* 5,300,000 shares

Revenue
U.S.
Up 5-7%
France
1%
(Up 6-8% CC)
EMEA
Up 4-6%
(Up 11-13% CC)
Jefferson Wells
Right
Down 7-9%
(Down 3-5% CC)
Other
Up 7-9% (Up 10-12% CC)
Total
Up 2-4% (Up 8-10% CC)
Gross Profit Margin
18.1 - 18.3%
Operating Profit Margin
1.6 – 1.7%
Tax Rate
36.5%
EPS
$.36 - $.39
(Negative $.03 Currency)
First Quarter Outlook
First Quarter Outlook
Up 5-7%

Manpower Inc. 2005 4 th Quarter Results January 27, 2006 Questions Questions